Principal Funds, Inc.
Supplement dated May 13, 2020
to the Statement of Additional Information dated March 1, 2020
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Under Voluntary Expense Limit, delete the paragraph and replace with the following:
PGI has voluntarily agreed to limit the Government Money Market and Money Market Funds’ expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be revised or terminated at any time without notice to the shareholders.